Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO GUARANTY AND VOTING AGREEMENT

Amendment No. 1 to Guaranty and Voting Agreement (this “Amendment”), dated as of July 3, 2013, among American Greetings Corporation, an Ohio corporation (the “Guaranteed Party”) and each of the shareholders of the Guaranteed Party listed on the signature pages hereto (each a “Family Shareholder”, and, together with the Guaranteed Party, the “Parties”).

RECITALS

A. The Parties are party to a Guaranty and Voting Agreement, dated March 29, 2013 (the “Guaranty and Voting Agreement”).

B. The Parties desire to amend the Guaranty and Voting Agreement pursuant to and in accordance with Section 5 of the Guaranty and Voting Agreement, as set forth herein.

NOW, THEREFORE, the Parties agree as follows:

1. Definitions. For the purposes of this Amendment, terms used with initial capital letters and not otherwise defined herein will have the meanings assigned to them in the Guaranty and Voting Agreement, including such terms as are defined in the Guaranty and Voting Agreement by reference to the Merger Agreement. References to articles and sections in this Amendment refer to such articles and sections of the Guaranty and Voting Agreement.

2. Amendment. The Guaranty and Voting Agreement is hereby amended as follows:

(a)	The first Recital is hereby amended and restated in its entirety to read as follows: “WHEREAS, concurrently with the execution and delivery of this Agreement, Century Intermediate Holding Company, a Delaware corporation (“Parent”), Century Merger Company, an Ohio corporation and wholly owned subsidiary of Parent (“Merger Sub” and, together with Parent, “Buyers”), and the Guaranteed Party are entering into an Agreement and Plan of Merger (such agreement and plan of merger, as amended from time to time in accordance with its terms, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Guaranteed Party, with the Guaranteed Party surviving as a wholly owned subsidiary of Parent (the “Merger”);”

(b)

Section 4(a) is hereby amended and restated in its entirety to read as follows: “Each Family Shareholder hereby agrees to vote (or cause to be voted) all of such Family Shareholder’s Shares at any annual, special or other meeting of the shareholders of the Guaranteed Party, and at any adjournment or adjournments or postponement thereof, or pursuant to any consent in lieu of a meeting or otherwise, at which such Family Shareholder has the right to so vote in favor of the adoption of the Merger Agreement and, if the Company Board (acting through a majority of its members other than the Guarantors) so requests, in favor of any adjournment, postponement or recess of the Company Meeting; provided, however, that if a Recommendation Change shall have occurred, each Family Shareholder’s respective obligations under this Section 4(a) shall terminate and be of no further force and effect. Each Family Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger that are available under applicable law.

3. Binding Effect. Except to the extent expressly provided herein, the Guaranty and Voting Agreement will remain in full force and effect in accordance with its terms. Notwithstanding anything to the contrary, this Amendment does not and will not be construed to modify or amend the limitation of the rights and obligations of the Family Shareholders who are not also Guarantors to Sections 4 through 8 and 10 through 18 of the Guaranty and Voting Agreement, as amended by this Amendment, and the Parties acknowledge that the Family Shareholders who are not also Guarantors are party to this Amendment solely for the purpose of effecting the modification of the Guaranty and Voting Agreement pursuant to this Amendment.

4. Representations and Warranties of the Company. The Company is acting solely at the direction of the Special Committee with respect to the amendment of the Guaranty and Voting Agreement pursuant to this Amendment.

5. Representations and Warranties of The Family Shareholders. Each Family Shareholder has the legal capacity to execute, deliver and perform this Amendment and this Amendment constitutes a legal, valid and binding obligation of such Family Shareholder enforceable against such Family Shareholder in accordance with its terms.

6. Miscellaneous. Sections 8 and 11 through 18 of the Guaranty and Voting Agreement are incorporated herein by reference and, to the extent applicable, will govern the terms of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Family Shareholders have caused this Amendment to be duly executed and delivered as of the date first written above.

ELIE WEISS

/s/ Elie Weiss

GARY WEISS

/s/ Gary Weiss

JEFFREY WEISS

/s/ Jeffrey Weiss

JUDITH WEISS

/s/ Judith Weiss

MORRY WEISS

/s/ Morry Weiss

ZEV WEISS

/s/ Zev Weiss

[Signature Page to Amendment No. 1 to Guaranty and Voting Agreement]

IRVING I. STONE LIMITED LIABILITY COMPANY

By:	/s/ Gary Weiss
Name:	Gary Weiss
Title:	Manager

IRVING I. STONE FOUNDATION

By:	/s/ Gary Weiss
Name:	Gary Weiss
Title:	President

[Signature Page to Amendment No. 1 to Guaranty and Voting Agreement]

IN WITNESS WHEREOF, the Guaranteed Party has caused this Amendment to be duly executed and delivered as of the date first written above by its officer thereunto duly authorized.

AMERICAN GREETINGS CORPORATION

By:	/s/ Christopher W. Haffke
Name:	Christopher W. Haffke
Title:	Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 1 to Guaranty and Voting Agreement]